UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2017

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On April 18, 2017, the Board of Directors (the “Board”) of Red Hat, Inc. (the “Company”) appointed Eric R. Shander, 48, to serve as the Company’s executive vice president and chief financial officer, effective immediately. Mr. Shander had been serving as the Company’s acting chief financial officer. He has served as principal financial officer since January 20, 2017 and as the Company’s principal accounting officer since March 24, 2016.

Mr. Shander joined the Company in November 2015 as the Company’s Vice President, Finance and Accounting. Prior to joining the Company, Mr. Shander spent over 25 years in a variety of business, accounting and financial roles. At International Business Machines Corporation (NYSE: IBM), a provider of integrated solutions and products that leverage data, information technology, deep expertise in industries and business processes, Mr. Shander served as VP/Global Services Automation & Competitiveness from January 2015 until November 2015, VP/Americas Strategic IT Outsourcing Delivery from May 2011 until December 2014 and VP/Global Finance & Accounting Solutions & Delivery from September 2008 until April 2011.

(e) In connection with Mr. Shander’s appointment, the Compensation Committee of the Board approved an annual base salary of $450,000 for him, effective as of April 18, 2017. No other changes were made to Mr. Shander’s current compensation arrangements described in the Form 8-K filed on January 24, 2017, which is incorporated herein by reference.

Mr. Shander has entered into the Company’s standard form of indemnification agreement for executive officers and directors. This agreement provides that the Company will, to the fullest extent permitted by law, and subject to certain limitations and exceptions, indemnify him against expenses, judgments, fines, penalties and amounts paid in settlement that may be incurred in connection with the defense or settlement of threatened, pending or completed proceedings to which he becomes subject in connection with his service as an officer of the Company or in connection with other services performed by him at the request of the Company. The summary of the terms of the indemnification agreement in the Current Report on Form 8-K filed with the SEC on February 28, 2007, which is incorporated herein by reference and is qualified in its entirety by the provisions of the form of Indemnification Agreement filed as Exhibit 10.10 to our Form 10-K filed on April 25, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2017	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 18, 2017